UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE GREATER CHINA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

November 28, 2012

Dear Stockholders:

I am pleased to send you the enclosed supplemental proxy material relating to the Special Meeting of Stockholders of The Greater China Fund, Inc. (the “Fund”), originally scheduled to be held on November 1, 2012, that is now scheduled to be held on January 8, 2013. An Amended and Restated Notice of Special Meeting, a Supplement to the Proxy Statement (the “Supplement”), proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The Supplement provides new information for stockholders to consider relating to the proposal to approve the proposed Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited (“Aberdeen”). I am pleased to inform you that the Supplement provides that if Aberdeen is approved as the Fund’s new investment manager, the Fund will immediately thereafter commence a tender offer for up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). I am also pleased to inform you that the Fund and its largest stockholder, City of London Investment Management Limited (“CLIM”), have agreed that CLIM will give an irrevocable proxy to the Chairman of the Fund’s Board of Directors to vote the shares of the Fund CLIM beneficially owns as of the record date for the Special Meeting, September 28, 2012, less shares transferred after that date to the date hereof, using “mirror voting” in respect of the approval of Aberdeen, to the extent votes are cast “For” or “Against” Aberdeen. Finally, the Fund has also reached an agreement with Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos pursuant to which they will vote the shares of the Fund that they beneficially own and have the power to vote “For” Aberdeen. Additional details regarding these matters are found in the accompanying Supplement, which you should read carefully together with the Fund’s Proxy Statement, dated September 28, 2012 (the “Original Proxy Statement”), which was previously provided to you.

After careful deliberation and consideration of available alternatives, the Board of Directors of the Fund maintains that it is in the best interests of stockholders to approve Aberdeen as the Fund’s new investment manager and therefore continues to unanimously recommend that you vote “FOR” approval of the proposed Investment Management Agreement between the Fund and Aberdeen for the reasons discussed in the Original Proxy Statement, which is available on the Fund’s website, http://www.greaterchinafund.com, as well as the Securities and Exchange Commission’s website, http://www.sec.gov.

In order to allow you to consider fully the above, the Special Meeting of Stockholders of the Fund has been adjourned to 11:00 A.M., Eastern Time, on January 8, 2013, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, 37th Floor, New York, New York 10004.

Whether or not you intend to attend the Special Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the enclosed instructions to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the Special Meeting.

If you have further questions regarding the Special Meeting or the proposal to approve Aberdeen, please contact the Fund’s proxy solicitor, AST Fund Solutions, LLC at 212 400-2605.

Respectfully,

EDWARD Y. BAKER

Chairman of the Board

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE SPECIAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Amended and Restated Notice of Special Meeting, Supplement to the Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at http://www.greaterchinafund.com, by email and request to Greaterchinafund@pristineadvisers.com and by telephone by calling toll-free (877) 386-3424. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Special Meeting, please call the Fund’s transfer agent, BNY Mellon Investment Servicing, at (866) 333-6532.

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

AMENDED AND RESTATED NOTICE OF A

SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of

THE GREATER CHINA FUND, INC.:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of The Greater China Fund, Inc. (the “Fund”) will be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, 37th Floor New York, New York 10004, on January 8, 2013, at 11:00 A.M., Eastern Time, for the following purpose:

1. To consider and vote upon the proposed Investment Management Agreement (the “Proposed Agreement”) between the Fund and Aberdeen Asset Management Asia Limited (“Aberdeen”).

The Board of Directors has fixed the close of business on September 28, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of available alternatives, the Board of Directors of the Fund maintains that it is in the best interests of stockholders to approve Aberdeen as the Fund’s new investment manager and therefore continues to unanimously recommend that you vote “FOR” approval of the proposed Investment Management Agreement between the Fund and Aberdeen.

For additional information on the proposal to approve Aberdeen as investment manager of the Fund and how to vote your shares, please see the Supplement to the Proxy Statement, which is enclosed, and the Fund’s Proxy Statement, dated September 28, 2012, which is available on the Fund’s website, http://www.greaterchinafund.com, as well as the Securities and Exchange Commission’s website, http://www.sec.gov.

You are cordially invited to attend the Special Meeting. Stockholders who do not expect to attend the Special Meeting in person are requested to authorize their proxy by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Special Meeting if you choose to attend. To do so, you must bring photo identification and appropriate proof of ownership of the Fund as of the Record Date, which may include documentation from the direct owner of shares of the Fund (such as a broker). The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors,

DEBORAH A. DOCS
Secretary

November 28, 2012

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO ONLY IF YOU BRING APPROPRIATE PROOF OF OWNERSHIP OF THE FUND’S SHARES AS OF THE RECORD DATE.

THE GREATER CHINA FUND, INC.

Supplement to the Proxy Statement for the Special Meeting of Stockholders

to be Held January 8, 2013

This Supplement to the Proxy Statement (this “Supplement”) is being furnished to stockholders of The Greater China Fund, Inc. (the “Fund”) in connection with the solicitation of proxies by the Fund’s Board of Directors for use in voting at the Fund’s Special Meeting of Stockholders (the “Special Meeting”) to be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, 37th Floor, New York, New York 10004, on January 8, 2013, at 11:00 A.M., Eastern Time, for the purpose of considering and voting on a proposal to approve the proposed Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited (“Aberdeen”).

This Supplement supplements the Proxy Statement, dated September 28, 2012 (the “Original Proxy Statement”), previously made available to the Fund’s stockholders in connection with the solicitation of proxies for use at the Special Meeting. The Original Proxy Statement is available on the Fund’s website, http://www.greaterchinafund.com, as well as the Securities and Exchange Commission’s website, http://www.sec.gov.

The Original Proxy Statement includes a detailed explanation of the reasons why the Board unanimously support the approval of Aberdeen. Potential benefits to Fund stockholders of the proposed agreement with Aberdeen include: (i) the provision of uninterrupted, investment management services for the Fund which are expected to be of a high quality based on the reputation, financial strength and resources of Aberdeen; (ii) the opportunity to be part of a broad closed-end fund platform from an independent organization with an exclusive focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; (iii) an investment approach utilizing a buy-and-hold, low-turnover investment philosophy and a company-level, firsthand research investment process; (iv) no expected diminution in the nature, quality and extent of services provided to the Fund and its stockholders; and (v) management by Aberdeen Asian Equity Team. In addition, Aberdeen has agreed to accept a lower fee rate than the fee rate currently paid by the Fund to its current investment manager without any reduction in the services to be provided to the Fund. Had this fee rate been in effect during 2011, the management fee paid by the Fund would have been reduced by over 15%.

This Supplement is being furnished to provide additional information for you to consider regarding the Fund’s proposal to approve Aberdeen as investment manager of the Fund. More specifically, this Supplement discloses a potential tender offer if Aberdeen is approved as well as agreements entered into with stockholders of the Fund with regard to their votes on the approval of Aberdeen, as further described below, and other related matters. Except as described below, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Original Proxy Statement. Please refer to the Original Proxy Statement for additional information concerning the Special Meeting, the proposal to approve Aberdeen as investment manager of the Fund and how to vote your shares.

1

On October 26, 2012, the Fund announced that the Board of Directors of the Fund determined to postpone the special meeting of stockholders scheduled to be held on November 1, 2012, in order to utilize the additional time to obtain stockholder support for Aberdeen as the Fund’s investment manager. The Board also announced on October 26, 2012 the appointment of two new independent directors, Gregory Hazlett and Moritz Sell, to the Fund’s Board of Directors.

As a result of the Board of Directors’ ongoing efforts to obtain stockholder approval of Aberdeen as investment manager, which the Board unanimously believes is the in the best interest of stockholders, on November 26, 2012, following discussions and an agreement between the Fund and City of London Investment Management Limited (“CLIM”), the Fund’s largest stockholder, the Fund announced that if Aberdeen is approved as the Fund’s new investment manager, the Fund will immediately thereafter commence an issuer tender to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share (that is, the value of the Fund’s assets minus liabilities, divided by the number of shares outstanding) as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). The Board believes the Tender Offer would provide stockholders with their choice of a liquidity event for their shares while also allowing other stockholders to remain invested in the Fund with a high quality investment manager. In addition, the management fee rate that Aberdeen has agreed to will result in savings to the Fund even if the Tender Offer is fully subscribed. Based on the net assets of the Fund at October 31, 2012, if the proposed agreement with Aberdeen is approved, the Fund will pay a fee rate of 1.00% of average weekly net assets compared to the current fee rate of 1.15% of average weekly net assets and would realize an annual pro forma savings on the management fee of approximately $132,000.

In addition to the Tender Offer, the Fund and CLIM have agreed that CLIM will give an irrevocable proxy to the Chairman of the Fund’s Board of Directors to vote the shares of the Fund that CLIM beneficially owns as of the record date, September 28, 2012, less shares transferred prior to the date hereof, using “mirror voting” in respect of the approval of Aberdeen, to the extent of votes cast “For” or “Against” Aberdeen. Based on CLIM’s Schedule 13D/A filed with the SEC on November 20, 2012, the proxy to be provided by CLIM will relate to an aggregate of 35.6% of the Fund’s issued and outstanding shares. Also, the Fund has also reached an agreement with Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos pursuant to which they will vote the shares of the Fund that they beneficially own and have the power to vote “For” Aberdeen. Since the filing of the Original Proxy Statement, Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos have amended their Schedule 13D/A to report that, as of October 12, 2012, they beneficially own 5.06% of the Fund’s outstanding shares.

In addition, CLIM has agreed that if the Tender Offer is commenced, it will tender all of the Fund shares it beneficially owns and in the event that CLIM is able to tender all of the Fund shares it beneficially owns, CLIM has agreed that it will enter into a “standstill agreement” with the Fund for one year following the completion of the Tender Offer. Under the standstill agreement, CLIM would be permitted to be a passive investor in the Fund and to purchase shares of the Fund for

2

investment purposes only. The Fund has further agreed with CLIM that if 75% or more of the Fund’s outstanding shares have been tendered and not withdrawn in the Tender Offer, then the Tender Offer will be cancelled, the Board of Directors will recommend that the Fund be liquidated and the Fund will proceed to solicit proxies from stockholders for the liquidation and dissolution of the Fund immediately thereafter. The Board believes that if 75% or more of the Fund’s stockholders have tendered, then it is appropriate to recommend that stockholders vote to liquidate the Fund.

Approval of the Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock, as the Fund’s only voting security is common stock. As defined in the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities. If stockholders do not approve the appointment of Aberdeen at the Special Meeting, the Board of Directors may recommend the liquidation and dissolution of the Fund, in which case the Fund will proceed to solicit proxies from stockholders for the liquidation and dissolution of the Fund.

The above statements are not intended to constitute an offer to participate in the Tender Offer. Any potential tender offer in the future, including the Tender Offer, would be conditioned on the approval of Aberdeen as investment manager of the Fund. Any potential tender offer will only be made pursuant to an offer to repurchase, a letter of transmittal and other applicable documents.

If you have further questions regarding the Special Meeting or the proposal to approve Aberdeen, please contact the Fund’s proxy solicitor, AST Fund Solutions, LLC at 212 400-2605.

By order of the Board of Directors,

Deborah A. Docs

Secretary

November 28, 2012

3

THE GREATER CHINA FUND, INC.		000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on January 7, 2013

Vote by Internet [insert computer scan graphic to the left]

• Go to www. proxyvoting.com/gch

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-866-540-5760

• within the U.S.A., U.S. territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,

DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A   Proposals — The Board of Directors unanimously recommends a vote FOR Proposal 1.

	For	Against	Abstain
1. The approval of the proposed Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited.	☐	☐	☐

B   Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,

DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — THE GREATER CHINA FUND, INC.

This proxy is solicited on behalf of the Board of Directors

Special Meeting of Stockholders – January 8, 2013

The stockholder of The Greater China Fund, Inc. (the “Fund”) signing on the reverse hereof (the “undersigned”) hereby appoints Edward Y. Baker, Deborah A. Docs, Grace C. Torres and Andrew French or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Special Meeting of Stockholders of the Fund, to be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, 37th Floor, New York, NY 10004 at 11:00 A.M., Eastern Time, on January 8, 2013, and at any and all adjournments or postponements thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this proxy will be voted in favor of Proposal 1 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the Special Meeting or any adjournments thereof. The undersigned revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Amended and Restated Notice of Special Meeting and the Supplement to the Proxy Statement.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.